EXHIBIT 23.3

                   [Letterhead of PricewaterhouseCoopers LLP]


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 pertaining to the Calpine Corporation 2000 Employee Stock Purchase Plan of our report dated March 23, 2004 relating to the financial statements for Acadia Power Partners LLC and Subsidiary, appearing as exhibit
99.1 in Calpine Corporation's Annual Report on Form 10-K for the year ended December 31, 2003.



                                                  /s/ PRICEWATERHOUSECOOPERS LLP



Atlanta, Georgia
July 13, 2004